================================================================================

                              BANC ONE CORPORATION


                                       AND


                            THE CHASE MANHATTAN BANK
                                                                         TRUSTEE


                                 ---------------



                                    INDENTURE

                            Dated as of March 3, 1997



                                 ---------------




                          SUBORDINATED DEBT SECURITIES

================================================================================

                              TABLE OF CONTENTS(1)


                                                                            Page
                                                                            ----
                                   ARTICLE ONE

             Definitions and Other Provisions of General Application
SECTION 1.01. Definitions....................................................  2
              "this Indenture" and certain other
                   terms.....................................................  2
              "Act"..........................................................  3
              "Affiliate"....................................................  3
              "Authenticating Agent".........................................  3
              "Authorized Newspaper".........................................  3
              "Authorized Officer"...........................................  3
              "Bearer Security"..............................................  3
              "Board of Directors"...........................................  3
              "Board Resolution".............................................  3
              "Business Day".................................................  4
              "CEDEL; CEDEL S.A."............................................  4
              "Commission"...................................................  4
              "Common Depositary"............................................  4
              "Company"......................................................  4
              "Company Request" and "Company
                   Order"....................................................  4
              "corporation"..................................................  4
              "coupon".......................................................  4
              "Default"......................................................  4
              "Defaulted Interest"...........................................  4
              "Depositary"...................................................  5
              "Designated Currency"..........................................  5
              "Dollar".......................................................  5
              "ECU"..........................................................  5
              "Euroclear"....................................................  5
              "European Communities".........................................  5
              "Event of Default".............................................  5
              "Exchange Act".................................................  5
              "Exchange Rate"................................................  5
              "Exchange Rate Officer's
                   Certificate"..............................................  5
              "Existing Subordinated Indebtedness"...........................  6
              "Foreign Currency".............................................  6
              "General Obligations"..........................................  6
              "Global Exchange Rate".........................................  7

----------
(1) This Table of Contents is not part of the Indenture.

                                                                  Contents, p. 2


                                                                            Page
                                                                            ----
               "Global Security"............................................   7
               "Holder".....................................................   7
               "interest"...................................................   7
               "Interest Payment Date"......................................   7
               "Maturity"...................................................   7
               "Officers' Certificate"......................................   7
               "Opinion of Counsel".........................................   7
               "Original Issue Discount Security"...........................   8
               "Outstanding"................................................   8
               "Paying Agent"...............................................   9
               "Person".....................................................   9
               "Place of Payment"...........................................   9
               "Predecessor Security".......................................   9
               "Principal Corporate Trust Office"...........................   9
               "Principal Paying Agent".....................................   9
               "Redemption Date"............................................  10
               "Redemption Price"...........................................  10
               "Registered Security"........................................  10
               "Regular Record Date"........................................  10
               "Remarketing Entity".........................................  10
               "Repayment Date".............................................  10
               "Repayment Price"............................................  10
               "Responsible Officer"........................................  10
               "Security"; "Securities" ....................................  10
               "Security Register"..........................................  11
               "Security Registrar".........................................  11
               "Senior Indebtedness"........................................  11
               "Special Record Date"........................................  11
               "Stated Maturity"............................................  11
               "Subsidiary of the Company" or
                    "Subsidiary"............................................  11
               "Trustee"....................................................  12
               "Trust Indenture Act" or "TIA"...............................  12
               "United States"..............................................  12
               "United States Alien"........................................  12
               "vice president".............................................  12
SECTION 1.02.  Compliance Certificates and Opinions.........................  12
SECTION 1.03.  Form of Documents Delivered to
                    Trustee.................................................  13
SECTION 1.04.  Acts of Holders..............................................  14
SECTION 1.05.  Notices, etc., to Trustee and
                    Company.................................................  17
SECTION 1.06.  Notices to Holders; Waiver...................................  18
SECTION 1.07.  Language of Notices, Etc.....................................  19
SECTION 1.08.  Conflict with Trust Indenture Act............................  19

                                                                  Contents, p. 3

                                                                            Page
                                                                            ----
SECTION 1.09.  Effect of Headings and Table of
                    Contents................................................  20
SECTION 1.10.  Successors and Assigns.......................................  20
SECTION 1.11.  Separability Clause..........................................  20
SECTION 1.12.  Benefits of Indenture........................................  20
SECTION 1.13.  Legal Holidays...............................................  20
SECTION 1.14.  Governing Law................................................  21


                                   ARTICLE TWO

                                 Security Forms

SECTION 2.01.  Form Generally...............................................  21
SECTION 2.02.  Form of Securities...........................................  21
SECTION 2.03.  Form of Trustee's Certificate of
                    Authentication..........................................  22
SECTION 2.04.  Global Securities............................................  22


                                  ARTICLE THREE

                                 The Securities

SECTION 3.01.  Title and Terms..............................................  23
SECTION 3.02.  Denominations................................................  27
SECTION 3.03.  Execution, Authentication, Delivery
                    and Dating..............................................  27
SECTION 3.04.  Temporary Securities.........................................  31
SECTION 3.05.  Registration, Registration of
                    Transfer and Exchange...................................  35
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen
                    Securities..............................................  40
SECTION 3.07.  Payment of Interest; Interest
                    Rights Preserved........................................  41
SECTION 3.08.  Persons Deemed Owners........................................  44
SECTION 3.09.  Cancellation.................................................  44
SECTION 3.10.  Computation of Interest......................................  45
SECTION 3.11.  Forms of Certification.......................................  45
SECTION 3.12.  Judgments....................................................  46
SECTION 3.13.  CUSIP Numbers................................................  46

                                                                  Contents, p. 4


                                                                            Page
                                                                            ----

                                  ARTICLE FOUR

                            Redemption of Securities
SECTION 4.01.  Applicability of Article.....................................  47
SECTION 4.02.  Election to Redeem; Notice to
                    Trustee.................................................  47
SECTION 4.03.  Selection by Security Registrar of
                    Securities to be Redeemed...............................  47
SECTION 4.04.  Notice of Redemption.........................................  48
SECTION 4.05.  Deposit of Redemption Price..................................  49
SECTION 4.06.  Securities Payable on Redemption
                    Date....................................................  49
SECTION 4.07.  Securities Redeemed in Part..................................  50
SECTION 4.08.  Redemption Suspended During Event of
                    Default.................................................  51


                                  ARTICLE FIVE

                                    Covenants

SECTION 5.01.  Payment of Principal, Premium and
                    Interest................................................  51
SECTION 5.02.  Maintenance of Office or Agency..............................  52
SECTION 5.03.  Money for Security Payments to Be
                    Held in Trust...........................................  54
SECTION 5.04.  Additional Amounts...........................................  56
SECTION 5.05.  Statement as to Compliance...................................  57
SECTION 5.06.  Maintenance of Corporate Existence,
                    Rights and Franchises...................................  57


                                   ARTICLE SIX

                           Holder's Lists and Reports
                             by Trustee and Company

SECTION 6.01.  Company to Furnish Trustee Names
                    and Addresses of Holders................................  58
SECTION 6.02.  Preservation of Information;
                    Communications to Holders...............................  58
SECTION 6.03.  Reports by Trustee...........................................  60
SECTION 6.04.  Reports by Company...........................................  61

                                                                  Contents, p. 5


                                                                            Page
                                                                            ----
                                  ARTICLE SEVEN

                                    Remedies
SECTION 7.01.  Events of Default............................................  62
SECTION 7.02.  Acceleration of Maturity; Rescission
                    and Annulment...........................................  63
SECTION 7.03.  Collection of Indebtedness and Suits
                    for Enforcement by Trustee..............................  64
SECTION 7.04.  Trustee May File Proofs of Claim.............................  65
SECTION 7.05.  Trustee May Enforce Claims Without
                    Possession of Securities................................  66
SECTION 7.06.  Application of Money Collected...............................  66
SECTION 7.07.  Limitation on Suits..........................................  67
SECTION 7.08.  Unconditional Right of Holders
                    to Receive Principal, Premium
                    and Interest............................................  69
SECTION 7.09.  Restoration of Rights and Remedies...........................  69
SECTION 7.10.  Rights and Remedies Cumulative...............................  69
SECTION 7.11.  Delay or Omission Not Waiver.................................  70
SECTION 7.12.  Control by Noteholders.......................................  70
SECTION 7.13.  Waiver of Past Defaults......................................  70
SECTION 7.14.  Undertaking for Costs........................................  71
SECTION 7.15.  Waiver of Stay or Extension Laws.............................  71


                                  ARTICLE EIGHT

                                   The Trustee

SECTION 8.01.  Certain Duties and Responsibilities..........................  72
SECTION 8.02.  Notice of Default............................................  73
SECTION 8.03.  Certain Rights of Trustee....................................  74
SECTION 8.04.  Not Responsible for Recitals or
                    Issuance of Notes.......................................  76
SECTION 8.05.  May Hold Securities..........................................  76
SECTION 8.06.  Money Held in Trust..........................................  76
SECTION 8.07.  Compensation and Reimbursement...............................  76
SECTION 8.08.  Disqualification; Conflicting
                    Interests...............................................  77
SECTION 8.09.  Corporate Trustee Required;
                    Eligibility.............................................  77
SECTION 8.10.  Resignation and Removal; Appointment
                    of Successor............................................  78
SECTION 8.11.  Acceptance of Appointment by
                    Successor...............................................  80

                                                                  Contents, p. 6


                                                                            Page
                                                                            ----
SECTION 8.12.  Merger, Conversion, Consolidation
                    or Succession to Business of
                    Trustee.................................................  82
SECTION 8.13.  Preferential Collection of Claims
                    against Company.........................................  82
SECTION 8.14.  Appointment of Authenticating Agents.........................  82


                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 9.01.  Supplemental Indentures Without
                    Consent of Holders......................................  85
SECTION 9.02.  Supplemental Indentures With
                    Consent of Holders......................................  87
SECTION 9.03.  Execution of Supplemental Indentures.........................  88
SECTION 9.04.  Effect of Supplemental Indentures............................  88
SECTION 9.05.  Conformity with Trust Indenture Act..........................  88
SECTION 9.06.  Reference in Securities to
                    Supplemental Indentures.................................  89
SECTION 9.07.  Subordination Unimpaired.....................................  89


                                   ARTICLE TEN

                  Consolidation, Merger, Conveyance or Transfer

SECTION 10.01. Company May Consolidate, etc., Only
                    on Certain Terms........................................  89
SECTION 10.02. Successor Corporation Substituted............................  90


                                 ARTICLE ELEVEN

                           Satisfaction and Discharge

SECTION 11.01. Satisfaction and Discharge of
                    Indenture...............................................  90
SECTION 11.02. Application of Trust Money...................................  92
SECTION 11.03. Reinstatement................................................  92

                                                                  Contents, p. 7


                                                                            Page
                                                                            ----
                                 ARTICLE TWELVE

                    Immunity of Incorporations, Stockholders,
                             Officers and Directors
SECTION 12.01.  Exemption from Individual Liability........................   93


                                ARTICLE THIRTEEN

                                  Sinking Funds

SECTION 13.01.  Applicability of Article...................................   93
SECTION 13.02.  Satisfaction of Sinking Fund
                     Payments with Securities..............................   94
SECTION 13.03.  Redemption of Securities for
                     Sinking Fund..........................................   94


                                ARTICLE FOURTEEN

                           Subordination of Securities

SECTION 14.01.  Agreement to Subordinate...................................   95
SECTION 14.02.  Distribution on Dissolution,
                     Liquidation and Reorganization;
                     Subrogation of Securities.............................   95
SECTION 14.03.  Payments on Securities Prohibited
                     During Event of Default under
                     Senior Indebtedness...................................   99
SECTION 14.04.  Payments on Securities Permitted...........................  100
SECTION 14.05.  Authorization of Holders to
                     Trustee to Effect Subordination.......................  100
SECTION 14.06.  Notice To Trustee..........................................  101
SECTION 14.07.  Right of Trustee to Hold Senior
                     Indebtedness or General
                     Obligations...........................................  101
SECTION 14.08.  Article Fourteen Not to Prevent
                     Defaults or Events of Default.........................  101
SECTION 14.09.  Securities to Rank Pari Passu with
                     Existing Subordinated
                     Indebtedness; Payment of Proceeds
                     in Certain Cases......................................  101

                                                                  Contents, p. 8


                                                                            Page
                                                                            ----
                                 ARTICLE FIFTEEN

                       Repayment at the Option of Holders
SECTION 15.01.  Applicability of Article...................................  104
SECTION 15.02   Repayment of Securities....................................  104
SECTION 15.03.  Exercise of Option; Notice.................................  104
SECTION 15.04.  Election of Repayment by
                     Remarketing Entities..................................  106
SECTION 15.05.  Securities Payable on the
                     Repayment Date........................................  106


                                 ARTICLE SIXTEEN

                        Meetings of Holders of Securities

SECTION 16.01.  Purposes for Which Meetings May Be
                     Called................................................  107
SECTION 16.02.  Call, Notice and Place of Meetings.........................  107
SECTION 16.03.  Persons Entitled to Vote at
                     Meetings..............................................  108
SECTION 16.04.  Quorum; Action.............................................  108
SECTION 16.05.  Determination of Voting Rights;
                     Conduct and Adjournment of
                     Meetings..............................................  109
SECTION 16.06.  Counting Votes and Recording
                     Action of Meetings....................................  110


                                ARTICLE SEVENTEEN

                                  Miscellaneous

SECTION 17.01.  Counterparts...............................................  111
TESTIMONIUM................................................................  112
SIGNATURES AND SEALS.......................................................  112
ACKNOWLEDGMENTS............................................................  113

EXHIBIT A.      Form of Certificate to be Given by
                Person Entitled to Receive Bearer
                Security
EXHIBIT B.      Form of Certificate to be Given by
                Euro-clear and CEDEL S.A. in
                Connection with the Exchange of a
                Portion of a Temporary Global Security

                                                                  Contents, p. 9

                                                                            Page
                                                                            ----

EXHIBIT C.      Form of Certificate to be Given by
                Euro-clear and CEDEL S.A. to Obtain
                Interest Prior to an Exchange Date
EXHIBIT D.      Form of Certificate to be Given by
                Beneficial Owners to Obtain Interest
                Prior to an Exchange Date

                                                                 Contents, p. 10

           TABLE SHOWING REFLECTION IN INDENTURE OF CERTAIN PROVISIONS
                         OF TRUST INDENTURE ACT OF 1939


                                                          Reflected in Indenture
                                                          ----------------------
                                                          Section
                                                          -------
TIA
Section 310(a)(1)   .....................................  8.09
           (a)(2)   .....................................  8.09
           (a)(3)   .....................................  Not Applicable
           (a)(4)   .....................................  Not Applicable
           (a)(5)   .....................................  8.09
           (b)      .....................................  8.08
                                                           8.10
           (c)      .....................................  Not Applicable
Section 311(a)      .....................................  8.13
           (b)      .....................................  8.13
Section 312(a)      .....................................  6.01
                                                           6.02(i)
           (b)      .....................................  6.02(ii)
           (c)      .....................................  6.02(iii)
Section 313(a)      .....................................  6.03(i)
           (b)      .....................................  6.03(ii)
           (c)      .....................................  6.03(i), (ii) and (iii)
           (d)      .....................................  6.03(iii)
Section 314(a)      .....................................  6.04
                                                           5.05
           (b)      .....................................  Not Applicable
           (c)(1)   .....................................  1.02
           (c)(2)   .....................................  1.02
           (c)(3)   .....................................  Not Applicable
           (d)      .....................................  Not Applicable
           (e)      .....................................  1.02
           (f)      .....................................  Not Applicable
Section 315(a)      .....................................  8.01(i)
                                                           8.01(iii)
           (b)      .....................................  8.02
           (c)      .....................................  8.01(ii)
           (d)      .....................................  8.01
           (d)(1)   .....................................  8.01(i)
           (d)(2)   .....................................  8.01(iii)(b)
           (d)(3)   .....................................  8.01(iii)(c)
           (e)      .....................................  7.14
Section 316(a)      .....................................  1.01

                                                                 Contents, p. 11



                                                            Reflected in Indenture
                                                            ----------------------
                                                            Section
                                                            -------
Section 316(a)(1)(A) .....................................  7.02
                                                            7.12
           (a)(1)(B) .....................................  7.13
           (a)(2)    .....................................  Not Applicable
           (b)       .....................................  7.08
           (c)       .....................................  1.04(viii)
Section 317(a)(1)    .....................................  7.03
           (a)(2)    .....................................  7.04
           (b)       .....................................  5.03
Section 318(a)       .....................................  1.08
           (c)       .....................................  1.08

                  THIS INDENTURE is entered into as of March 3, 1997, between BANC ONE CORPORATION, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company"), having its principal executive office at 100 East Broad Street, Columbus, Ohio 43271, and THE CHASE MANHATTAN BANK, a New York banking corporation (hereinafter called the "Trustee"), having its principal corporate trust office at 450 W. 33rd Street, 15th Floor, New York, New York 10001.


                             RECITALS OF THE COMPANY

         The Company deems it necessary from time to time to issue its unsecured subordinated debentures, notes, bonds and other evidences of indebtedness to be issued in one or more series (hereinafter called the "Securities") as hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                   ARTICLE ONE

             Definitions and Other Provisions of General Application

         SECTION 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (i) the term "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01;

         (ii) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (iii) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (iv) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

         (V) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as may be otherwise expressly provided herein or in one or more indentures supplemental hereto, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized to act on behalf of the Trustee to authenticate Securities pursuant to Section 8.14.

         "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Authorized Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the Treasurer, the Secretary, the Comptroller, any Assistant Comptroller, any Assistant Treasurer or any Assistant Secretary of the Company.

         "Bearer Security" means any Security in the form established pursuant to Section 2.02 which is payable to bearer, including, without limitation, unless the context otherwise indicates, a Security in global bearer form.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day, other than a Saturday or Sunday, on which banking institutions in the City of Columbus, Ohio and any Place of Payment for the Securities are open for business.

         "CEDEL" or "CEDEL S.A." means Cedel Bank, societe anonymne or its successors.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if any time after the execution and delivery of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Depositary" has the meaning specified in Section 3.04(b)(ii).

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until any successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean any such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice Chairman of the Board, or a Vice President, and by its Treasurer, an Assistant Treasurer, its Comptroller, an Assistant Comptroller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "corporation" includes corporations, associations, companies and business trusts.

         "coupon" means any interest coupon appertaining to a Bearer Security.

         "Default" has the meaning specified in Section 7.07.

         "Defaulted Interest" has the meaning specified in Section 3.07.

         "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have been appointed pursuant to Section 3.05, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

         "Designated Currency" has the meaning specified in Section 3.12.

         "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

         "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

         "Event of Default" has the meaning specified in Section 7.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

         "Exchange Rate" shall have the meaning specified as contemplated in
Section 3.01.

         "Exchange Rate Agent" shall have the meaning specified as contemplated in Section 3.01.

         "Exchange Rate Officer's Certificate" with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Securities, means a certificate setting forth the applicable Exchange Rate and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Securities denominated in ECU, any other composite currency or Foreign Currency, and signed by the Chairman of the Board, a Vice Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer of the Company or the Exchange Rate Agent appointed pursuant to Section 3.01 and delivered to the Trustee.

         "Existing Subordinated Indebtedness" means, unless otherwise determined with respect to any series of Securities pursuant to Section 3.01, the Company's 7.25% Subordinated Notes Due August 1, 2002, the Company's 8.74% Subordinated Notes Due September 15, 2003, the Company's 7.00% Subordinated Notes Due July 15, 2005, the Company's 9.875% Subordinated Notes Due March 1, 2009, the Company's 10.00% Subordinated Notes Due August 15, 2010, the Company's 7.75% Subordinated Debentures Due July 15, 2025 and the Company's 7.625% Subordinated Debentures Due October 15, 2026.

         "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

         "General Obligations" means, unless otherwise determined with respect to any series of Securities pursuant to Section 3.01, all obligations of the Company to make payment on account of claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, other than (i) obligations on account of Senior Indebtedness, (ii) obligations on account of indebtedness for money borrowed ranking pari passu with or subordinate to the Securities and (iii) obligations which by their terms are expressly stated not to be superior in right of payment to the Securities or to rank on a parity with the Securities; provided, however, that notwithstanding the foregoing, in the event that any rule, guideline or interpretation promulgated or issued by the Board of Governors of the Federal Reserve System (or other competent regulatory agency or authority), as from time to time in effect, establishes or specifies criteria for the inclusion in regulatory capital of subordinated debt of a bank holding company requiring that such subordinated debt be subordinated to obligations to creditors in addition to those set forth above, then the term "General Obligations" shall also include such additional obligations to creditors, as from time to time in effect pursuant to such rules, guidelines or interpretations. For purposes of this definition, "claim" shall have the meaning assigned thereto in Section 101(4) of the Bankruptcy Code of 1978, as amended to the date of this instrument.

         "Global Exchange Date" has the meaning specified in Section
3.04(b)(iv).

         "Global Security" means a Security issued to evidence all or a part of a series of Securities in accordance with Section 3.03.

         "Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer Security (or any temporary Global Security) or a coupon, means the bearer thereof.

         "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an installment of interest on such Securities.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security (or any installment of principal) becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice Chairman of the Board, or a Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall contain the statements set forth in Section 1.02, if applicable.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of the Company, and who shall be reasonably acceptable to the Trustee. Each such opinion shall contain the statements set forth in Section 1.02, if applicable.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.

         "Outstanding" when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

         (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii) such Securities in lieu of which other Securities have been authenticated and delivered pursuant to Section 3.06 of this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02, and Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities or any coupons appertaining thereto on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 5.02, the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in accordance with Section 3.01.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Corporate Trust Office" means the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this instrument is at the address set forth in the first paragraph of this instrument

         "Principal Paying Agent" means the Paying Agent, if any, designated as such by the Company pursuant to Section 3.01 of this Indenture.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in such Security at which it is to be redeemed pursuant to this Indenture.

         "Registered Security" means any Security in the form established pursuant to Section 2.02 which is registered in the Security Register.

         "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

         "Remarketing Entity", when used with respect to the Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, means any Person designated by the Company to purchase any such Securities.

         "Repayment Date", when used with respect to any Security to be repaid upon exercise of option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

         "Repayment Price", when used with respect to any Security to be repaid upon exercise of option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

         "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security" or "Securities" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities", with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Security Register" has the meaning specified in Section 3.05.

         "Security Registrar" has the meaning specified in Section 3.05.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on (i) all of the Company's indebtedness for money borrowed, other than the Securities and the Existing Subordinated Indebtedness, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Securities or the Existing Subordinated Indebtedness or to rank pari passu with the Securities or the Existing Subordinated Indebtedness and (ii) any deferrals, renewals or extensions of any such Senior Indebtedness. The term "indebtedness for money borrowed" as used in the foregoing sentence shall include, without limitation, any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets.

         "Special Record Date" for the payment of any Defaulted Interest means the date fixed by the Trustee pursuant to Section 3.07.

         "Stated Maturity", when used with respect to any Security, or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such installment of principal or interest, is due and payable.

         "Subsidiary of the Company" or "Subsidiary" means a corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries of the Company.

         As used under this heading, the term "voting stock" means stock having ordinary voting power for the election of directors irrespective of whether or not stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" or "TIA" (except as herein otherwise expressly provided) means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, and, to the extent required by law, as amended.

                  "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "United States Alien", except as otherwise provided in or pursuant to this Indenture, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a nonresident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

                  "vice president", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  SECTION 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except as otherwise expressly provided in this Indenture) shall include:

         (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04. Acts of Holders. (i) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders or Holders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Sixteen or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 16.06.

         (ii) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (iii) The ownership of Registered Securities shall be proved by the Security Register.

         (iv) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

         (v) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (vi) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (vii) For purposes of determining the principal amount of Outstanding Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under the Indenture, each Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the Exchange Rate Agent by converting the principal amount of such Security in the currency in which such Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company, by Holders of the required aggregate principal amount of the Outstanding Securities of such series (or, if there is no such rate on such date, such rate on the date determined as specified as contemplated in Section 3.01).

         (viii) The Company may, in the circumstances permitted by the Trust Indenture Act, set a record date for purposes of determining the identity of Holders of Securities of any series entitled to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act, or to vote or consent to any action by vote or consent authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such Series made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to Section 6.01 prior to such solicitation.

         (ix) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this paragraph shall have the same effect as if given or taken by separate Holders of each such different part.

         (x) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 3.01 or pursuant to one or more indentures supplemental hereto, a Holder, including a Depositary that is the Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices.

         (xi) The Company may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Security held by a Depositary entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

         SECTION 1.05. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (i) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Principal Corporate Trust Office, Attention: Corporate Trustee Administration Department, or

         (ii) the Company by any Holder or by the Trustee shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid, to the Company, to the attention of its Treasurer, addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.06. Notices to Holders; Waiver. Where this Indenture or any Security provides for notice to Holders of any event,

         (1) such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class, postage prepaid, to each Holder of Registered Securities affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

         (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and, if the Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited and such stock exchange shall so require, in London and, if the Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Securities of such series are then listed on any other stock exchange and such stock exchange shall so require, in any other required city outside the United States, or, if not practicable, elsewhere in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of Registered Securities shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

         In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.07. Language of Notices, Etc. Any request, demand, authorization, direction, notice, consent, or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         SECTION 1.08. Conflict with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 and

318, inclusive, of the TIA, such imposed duties or incorporated provision shall control.

         SECTION 1.09. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.10. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.11. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.12. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders and, to the extent provided in Article Fourteen hereof, the holders of Senior Indebtedness and creditors in respect of General Obligations, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.13. Legal Holidays. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, in any case where any Interest Payment Date, Stated Maturity, Repayment Date or Redemption Date of any Security or any date on which any Defaulted Interest is proposed to be paid shall not be a Business Day at any Place of Payment, then (notwithstanding any other provisions of the Securities or this Indenture) payment of the principal of, premium, if any, or interest on any Securities need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Stated Maturity, Repayment or Redemption Date or on the date on which Defaulted Interest is proposed to be paid and, if such payment is made, no interest shall accrue on such payment for the period from and after any such Interest Payment Date, Stated Maturity, Repayment Date or Redemption Date or date on which Defaulted Interest is proposed to be paid, as the case may be.

         SECTION 1.14. Governing Law. This Indenture and the Securities shall be construed in accordance with and governed by the laws of the State of New York.


                                   ARTICLE TWO

                                 Security Forms

         SECTION 2.01. Form Generally. All Securities and any related coupons shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons. If so provided as contemplated by Section 3.01, the Securities of a series shall be issuable solely in bearer form, or in both registered form and bearer form. Unless otherwise specified as contemplated by
Section 3.01, Securities in bearer form shall have interest coupons attached.

         The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

         SECTION 2.02. Form of Securities. Each Security and coupon shall be in one of the forms approved from time to time by or pursuant to a Board Resolution or an indenture supplemental hereto. Upon or prior to the delivery of a Security or coupons in any such form to the Trustee for authentication, the Company shall deliver to the Trustee the following:

         (i) such indenture supplemental hereto or the Board Resolution by or pursuant to which such form of Security or coupons has been approved, certified by the Secretary or an Assistant Secretary of the Company;

         (ii) the Officers' Certificate required by Section 3.01 of this Indenture;

         (iii) the Company Order required by Section 3.03 of this Indenture; and

         (iv) the Opinion of Counsel required by Section 3.03 of this Indenture.

         If temporary Securities of any series are issued in global form as permitted by Section 3.04, the form thereof shall be established as provided in
Section 2.02.

         SECTION 2.03.  Form of Trustee's Certificate of Authentication.


         TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                            THE CHASE MANHATTAN BANK,
                                            as Trustee

                                              by_____________________________
                                                     Authorized Officer


         SECTION 2.04. Global Securities. If Securities of a series are issuable in whole or in part in global form, as specified as contemplated by Section 3.01, then, notwithstanding clause (xii) of Section 3.01 and the provisions of
Section 3.02, such Global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges or increased to reflect the issuance of additional uncertificated securities of such series. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or
Section 3.04.

         Global Securities may be issued in either registered or bearer form and in either temporary or permanent form.


                                  ARTICLE THREE

                                 The Securities

         SECTION 3.01. Title and Terms. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

         The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

         (i) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (ii) any limit upon the aggregate principal amount or aggregate initial public offering price of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other

    Securities of that series pursuant to this Article Three or Sections 4.07, 9.06 or 15.03);

         (iii)  the priority of payment, if any, of the Securities;

         (iv) The price or prices (which may be expressed as a percentage of the aggregate principal amount thereof) at which the Securities will be issued;

         (v) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

         (vi) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods by which such rates may be determined, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Interest Payment Date and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

         (vii) the extent to which any of the Securities will be issuable in temporary or permanent global form, and in such case, the Depositary for such Global Security or Securities, the terms and conditions, if any, upon which such Global Security may be exchanged in whole or in part for definitive securities, and the manner in which any interest payable on a temporary or permanent Global Security will be paid, whether or not consistent with Section 3.04 or 3.05;

         (viii) the office or offices or agency where, subject to Section 5.02, the Securities may be presented for registration of transfer or exchange;

         (ix) the place or places where, subject to the provisions of Section 5.02, the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable;

         (x) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

         (xi) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (xii) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Registered Securities of the series shall be issuable; and, if other than $5,000 or any integral multiple thereof, the denominations in which Bearer Securities of the series shall be issuable;

         (xiii) the currency or currencies of denominations of the Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the ECU, and, if any such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

         (xiv) the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Securities will be made, the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest on Registered Securities, at the election of each of the Holders thereof, may also be payable and the periods within which and the terms and conditions upon which such election is to be made and the Exchange Rate and the Exchange Rate Agent;

         (xv) if the amount of payments of principal of (and premium, if any) or any interest on Securities of the series may be determined with reference to an index, the method or methods by which such amounts shall be determined;

         (xvi) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Securities of the series are to be issuable with or without coupons or both and, in the case of Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Security of such series of like tenor and term to be issued;

         (xvii) whether, and under what conditions, additional amounts will be payable to Holders of Securities of the series pursuant to Section 5.04;

         (xviii) whether any of the Securities will be issued as Original Issue Discount Securities and the portion of the principal amount of such Securities which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.02;

         (xix)   information with respect to book-entry procedures, if any;

         (xx) any addition to or change in the Events of Default or covenants of the Company pertaining to the Securities of the series; and

         (xxi)   any other terms of the series.

         All Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth, or determined in the manner provided in such Officers' Certificate or in any indenture supplement hereto.

         Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption Dates or Repayment Dates and may be denominated in different currencies or payable in different currencies.

         All Securities shall be subordinate and junior in right of payment to the obligations of the Company to holders of Senior Indebtedness and creditors in respect of General Obligations of the Company as provided in Article Fourteen.

         Notwithstanding Section 3.01(ii) and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

         SECTION 3.02. Denominations. The Securities of each series shall be issuable in such form and denominations as shall be specified as contemplated by
Section 3.01. In the absence of any specification with respect to the Securities of any series, the Registered Securities of each series shall be issuable only as Securities without coupons in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable with coupons and in denominations of $5,000 and any integral multiple thereof.

         SECTION 3.03. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, a Vice Chairman of the Board, or one of its Vice Presidents, or its Treasurer and by its Secretary or one of its Assistant Secretaries. The signatures of any or all of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Company's Chairman of the Board, its President, a Vice Chairman of the Board or one of its Vice Presidents, or its Treasurer.

         Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee shall, upon receipt of the Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise; provided, however, that, in connection with its original issuance, no Bearer

Security shall be mailed or otherwise delivered to any location in the United States; and provided further that a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have delivered to the Trustee, or such other Person as shall be specified in a temporary Global Security delivered pursuant to
Section 3.04, a certificate in the form required by Section 3.11(i).

         If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities in registered or permanent bearer form, then the Company shall execute and the Trustee shall, in accordance with this Section and a Company Order for the authentication and delivery of such Global Securities with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

         Each Depositary designated pursuant to Section 3.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation.

         In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel complying with Section
1.02 and stating that,

         (i) the form of such Securities and coupons, if any, has been established in conformity with the provisions of this Indenture;

         (ii) the terms of such Securities and coupons, if any, or the manner of determining such terms have been established in conformity with the provisions of this Indenture;

         (iii) that such Securities and coupons, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity; and

         (iv)  such other matters as the Trustee may reasonably request.

         The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 3.01 and of this Section 3.03, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution or Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to this Section 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and such documents reasonably contemplate the issuance of all Securities of such series; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate or other certificates delivered pursuant to Sections 1.02 and 3.01 shall be true and correct as if made on such date.

         A Company Order, Officers' Certificate or Board Resolution or supplemental indenture delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time in the aggregate principal amount, if any, established for such series pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order upon the telephonic (promptly confirmed in writing), electronic or written order of Persons designated in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution and that such Persons are authorized to determine, consistent with such Company Order, Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Company Order, Officers' Certificate, supplemental indenture or Board Resolution.

                  Each Registered Security shall be dated the date of its authentication; and unless otherwise specified as contemplated by Section 3.01, each Bearer Security and any temporary Global Security referred to in Section
3.04 shall be dated as of the date of original issuance of such Security.

                  No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Except as permitted by Section 3.06, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and canceled. Notwithstanding the foregoing, if any Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancelation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 3.04. Temporary Securities. (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order and the receipt of the certifications and opinions required under Sections 3.01 and 3.03, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series which may be issuable as Bearer Securities, such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

                  (b)  Unless otherwise provided pursuant to
Section 3.01:

                  (i) Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions of the following paragraphs, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities of any series (accompanied, if applicable, by all unmatured coupons and all matured coupons in default appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in the provisos to the third paragraph of Section 3.03. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

                (ii) If temporary Securities of any series are issued in global form, any such temporary Global Security shall, unless otherwise provided in such temporary Global Security, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of the operator of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct). Upon receipt of written instructions (which need not comply with Section 1.02) signed on behalf of the Company by any Person authorized to give such instructions, the Trustee or any Authenticating Agent shall endorse such temporary Global Security to reflect the initial principal amount, or an increase in the principal amount, of Outstanding Securities represented thereby. Until such initial endorsement, such temporary Global Security shall not evidence any obligation of the Company. Such temporary Global Security shall at any time represent the aggregate principal amount of Outstanding Securities theretofore endorsed thereon as provided above, subject to reduction to reflect exchanges as described below.

              (iii) Unless otherwise specified in such temporary Global Security, and subject to the second proviso in the following paragraph, the interest of a beneficial owner of Securities of a series in a temporary Global Security shall be exchanged for definitive Securities (including a definitive Global Bearer Security) of such series and of like tenor following the Global Exchange Date (as defined below) when the account holder instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form required by
         Section 3.11(i), dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

                (iv) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security as the "Global Exchange Date" (the "Global Exchange Date"), the Company shall deliver to the Trustee, or, if the Trustee appoints an Authenticating Agent pursuant to Section 8.14, to any such Authenticating Agent, definitive Securities in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. Unless otherwise specified as contemplated by Section 3.01, such definitive Securities shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as may be specified by the Company, the Trustee or any such Authenticating Agent, as may be appropriate. On or after the Global Exchange Date, such temporary Global Security shall be surrendered by the Common Depositary to the Trustee or any such Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee or any such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Securities of the same series, of authorized denominations and of like tenor as the portion of such temporary Global Security to be exchanged, which, except as otherwise specified as contemplated by
         Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof; provided, however, that unless otherwise specified in such temporary Global Security, upon such presentation by the Common Depositary, such temporary Global Security is accompanied by a certificate dated the Global Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary Global

         Security held for its account then to be exchanged and a certificate dated the Global Exchange Date or a subsequent date and signed by CEDEL S.A., as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form required by Section 3.11(ii); and provided further that a definitive Bearer Security (including a definitive global Bearer Security) shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the conditions set forth in the provisos to the third paragraph of Section 3.03.

                  (v) Upon any exchange of a portion of any such temporary Global Security, such temporary Global Security shall be endorsed by the Trustee or any such Authenticating Agent, as the case may be, to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged. Until so exchanged in full, such temporary Global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on such temporary Global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Global Exchange Date shall be payable, without interest, to Euroclear and CEDEL S.A. on or after such Interest Payment Date upon delivery by Euroclear and CEDEL S.A. to the Trustee or the Paying Agent, as the case may be, of a certificate or certificates in the form required by Section 3.11(iii), for credit on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form required by Section 3.11(iv). Any interest so received by Euroclear and CEDEL S.A. and not paid as herein provided prior to the Global Exchange Date shall be returned to the Trustee or Paying Agent, as the case may be, which, upon expiration of two years after such Interest Payment Date, shall repay such interest to the Company on Company Request in accordance with Section 5.03.

                  SECTION 3.05. Registration, Registration of Transfer and Exchange. With respect to Registered Securities, the Company shall keep or cause to be kept a register (sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities and the Company shall appoint a "Security Registrar", and may appoint any "Co-Security Registrar", as may be appropriate, to keep the Security Register. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such Security Register shall be available for inspection by the Trustee at the office of the Security Registrar. In the event that any Registered Securities issued hereunder have the City of New York as a Place of Payment, the Company shall appoint either a Security Registrar or Co-Security Registrar located in the City of New York.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 5.02 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of such series of any authorized denominations and of a like aggregate principal amount, tenor and Stated Maturity.

                  At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of such series, of any authorized denominations and of like aggregate principal amount, tenor and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  Registered Securities may not be exchanged for Bearer Securities.

                  At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the

Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of any such payment from the Company; provided, however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency of a Paying Agent, maintained pursuant to Section 5.02 for such purpose, located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be.

                  Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for individual Securities represented thereby, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.03, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 3.01(vii) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                  The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

                  If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, without service charge:

                  (a) to the Depositary or to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (b) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                  In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee, pursuant to a Company Order, will authenticate and deliver, Securities (a) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security other than in accordance with the provisions of Sections 3.03 and 3.04.

                  Upon the exchange of Global Securities for Securities in definitive form, such Global Securities shall be canceled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this
Section 3.05 shall be registered in such names and in such authorized denominations, and delivered to such addresses, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the Persons in whose names such Securities are so registered or to the Depositary. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this
Section 3.05 to the Depositary or to the Persons at such addresses, and in such authorized denominations, as the

Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security other than in accordance with the provisions of Sections 3.03 and 3.04.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  Unless otherwise provided in the Securities to be registered for transfer or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to Holders.

                  Neither the Company, the Security Registrar nor any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption of Registered Securities of such series so selected for redemption or (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as

Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer or exchange of any Securities or portions thereof so selected for redemption.

                  Notwithstanding anything herein to the contrary, the exchange of Bearer Securities into Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; none of the Company, the Trustee nor the Security Registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company would suffer adverse consequences under the United States federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.

                  SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security or Security with a mutilated coupon is surrendered to the Trustee or the Security Registrar, or if the Company, the Trustee and the Security Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) there is delivered to the Company, the Trustee and the Security Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company, the Trustee or the Security Registrar that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a mutilated, destroyed, lost or stolen coupon appertains (with all appurtenant coupons not mutilated, destroyed, lost or stolen), a new Security of the same series and Stated Maturity and of like tenor and principal amount, bearing a number not contemporaneously outstanding and, if applicable, with coupons corresponding to the coupons appertaining thereto; provided, however, that any new Bearer Security will be delivered only in compliance with the conditions set forth in Section 3.05.

                  In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall be payable only at an office or agency located outside the United States, and, in the case of interest, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of the coupons appertaining thereto.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security with a destroyed, lost or stolen coupon, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and their coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

                  SECTION 3.07. Payment of Interest; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 3.01, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall unless otherwise provided in such Security be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise specified as contemplated by
Section 3.01, in case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency referred to in Section 3.05) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment

Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. At the option of the Company, payment of interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account in such currency designated by such Person in writing not later than ten days prior to the date of such payment.

                  Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or clause (ii) below.

                  (i) The Company may elect to make payments of any Defaulted Interest to the Persons in whose names any such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (ii). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date of payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date for payment and Defaulted Interest will not be payable on such proposed date for payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

                  (ii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities with respect to which there exists such default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Subject to the limitations set forth in Section 5.02, the Holder of any coupon appertaining to a Bearer Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 5.02.

                  SECTION 3.08. Persons Deemed Owners. Title to any Bearer Security, any coupons appertaining thereto and any temporary Global Security shall pass by delivery.

                  Prior to due presentment for registration of transfer of any Registered Security, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.07) interest on such Security, and for all purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent, any Authenticating Agent or the Security Registrar will have the responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest, and they shall be fully protected in acting or refraining from acting on any such information provided by the Depositary.

                  SECTION 3.09. Cancellation. Unless otherwise provided with respect to a series of Securities, all Securities and coupons surrendered for payment, registration of transfer, exchange, repayment or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered or surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture or such Securities. All cancelled Securities or coupons held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and the Trustee shall deliver a certificate of such disposition to the Company.

                  SECTION 3.10. Computation of Interest. Interest on the Securities of each series shall be computed as shall be specified as contemplated by Section 3.01.

                  SECTION 3.11. Form of Certification. Unless otherwise provided pursuant to Section 3.01:

                  (i) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto, with only such changes as shall be approved by the Company.

                  (ii) Whenever any provision of this Indenture or the forms of Securities contemplate that certification be given by Euroclear and CEDEL S.A. in connection with the exchange of a portion of a temporary Global Security, such certification shall be provided substantially in the form of Exhibit B hereto, with only such changes as shall be approved by the Company.

                  (iii) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by Euroclear and CEDEL S.A. in connection with payment of interest with respect to a temporary Global Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of Exhibit C hereto, with only such changes as shall be approved by the Company.

                  (iv) Whenever any provision of the Indenture or the forms of Securities contemplate that certification be given by a beneficial owner of a portion of a temporary Global Security in connection with payment of interest with respect to a temporary Global Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of Exhibit D hereto, with only such changes as shall be approved by the Company.

                  SECTION 3.12. Judgments. The Company may provide, pursuant to
Section 3.01, for the Securities of any series that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in Section 3.01, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Securities of any series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 3.01 is of the essence and agrees that judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Securities and any appurtenant coupons shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

                  SECTION 3.13 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers or Euroclear or CEDEL reference numbers (if then generally in use), and if, so, the Trustee shall use such numbers in notices of redemption or other related material as a convenience to Holders; provided that any such notice or other related material may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other related material and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                  ARTICLE FOUR

                            Redemption of Securities

                  SECTION 4.01. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and, except as otherwise specified as contemplated by Section 3.01 for Securities of any series, in accordance with this Article.

                  SECTION 4.02. Election To Redeem; Notice to Trustee. The election of the Company to redeem any Securities redeemable at the option of the Company shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Security Registrar of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

                  SECTION 4.03. Selection by Security Registrar of Securities To Be Redeemed. If less than all the Securities of any series with the same terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Security Registrar from the Outstanding Securities of such series having such terms not previously called for redemption, by such method as the Security Registrar shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities of such series of a denomination equal to or larger than the minimum authorized denomination for

Securities of such series. Unless otherwise provided by the terms of the Securities of any series so selected for partial redemption, the portions of the principal of Securities of such series so selected for partial redemption shall be, in the case of Registered Securities, equal to $1,000 or an integral multiple thereof or, in the case of Bearer Securities, equal to $5,000 or an integral multiple thereof, and the principal amount of any such Security which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series.

                  The Security Registrar shall promptly notify the Company, the Trustee and the Co-Security Registrar, if any, in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

                  SECTION 4.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.06, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

                  All notices of redemption shall state:

                  (i)   the Redemption Date;

                  (ii)  the Redemption Price;

                  (iii) if less than all Outstanding Securities of any series having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

                  (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest, if any, thereon shall cease to accrue on and after said date;

                  (v) the place or places where such Securities, together in the case of Bearer Securities with all remaining coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price;

                  (vi) that the redemption is for a sinking fund, if such is the case; and

                  (vii) the CUSIP number or the Euroclear or the CEDEL reference number (or any other number used by a Depositary to identify such Securities), if any, of the Securities to be redeemed.

                  A notice of redemption published as contemplated by Section 1.06(2) need not identify particular Registered Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

                  SECTION 4.05. Deposit of Redemption Price. At or prior to the opening of business on any Redemption Date, the Company shall deposit or cause to be deposited with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 5.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date; provided, however, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in
Section 5.02, unless otherwise specified as contemplated by Section 3.01.

                  SECTION 4.06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest. Installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

                  If any Security called for redemption shall not be paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

                  SECTION 4.07. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in a Place of Payment therefor (with, if the Company or the Security Registrar so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder of such Security or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such

Security without service charge, a new Security or Securities of the same series and Stated Maturity, containing identical terms and conditions, of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  SECTION 4.08. Redemption Suspended During Event of Default. The Trustee shall not redeem any Securities (unless all Securities then Outstanding are to be redeemed) or commence the giving of any notice of redemption of Securities during the continuance of any Event of Default known to the Trustee, except that where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall, subject to the provisions of Section 14.04, redeem such Securities, provided funds are deposited with it for such purpose. Subject to the rights of the holders of Senior Indebtedness and creditors in respect of General Obligations, except as aforesaid, any moneys theretofore or thereafter received by the Trustee shall, during the continuance of such Event of Default, be held in trust for the benefit of the Holders and applied in the manner set forth in Section 7.06; provided, however, that in case such Event of Default shall have been waived as provided herein or otherwise cured, such moneys shall thereafter be held and applied in accordance with the provisions of this Article.


                                  ARTICLE FIVE

                                    Covenants

                  SECTION 5.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest on the Securities of such series in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only outside the United States upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

                  SECTION 5.02. Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If Securities of a series may be issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, the City of New York an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 5.04); provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for such series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of Securities of that series may be made and notices and demands may be made or served at the Principal Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 5.04) at the place specified for the purpose as contemplated by Section 3.01, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

                  Except as otherwise provided in the form of Bearer Security of any particular series pursuant to the provisions of this Indenture, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, payment of principal of and any premium and interest denominated in Dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by Section
3.01 with respect to any series of Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check in the currency designated for such payment pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account in such currency maintained by the payee with a bank located outside the United States.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes specified above in this Section and may constitute and appoint one or more Paying Agents for the payment of such Securities, in one or more other cities, and may from time to time rescind such designations and appointments; provided, however, that no such designation, appointment or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless and until the Company rescinds one or more such appointments, the Company hereby appoints The Chase Manhattan Bank, as its Paying Agent in the City of New York with respect to all series of Securities having a Place of Payment in the City of New York.

                  SECTION 5.03. Money for Security Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of such series and any appurtenant coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of, premium, if any, or interest on any Securities of such series and any appurtenant coupons, deposit with a Paying Agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of principal of, premium, if any, or interest on Securities of such series and any appurtenant coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, premium or interest on the Securities of such series or any appurtenant coupons; and

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payments by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security of any series or any appurtenant coupons and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust, and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 5.04. Additional Amounts. If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of any series or any coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

                  If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below- mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                  SECTION 5.05. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate (which need not comply with Section 1.02) (provided, however, that one of the signatories of which shall be the Company's principal executive officer, principal financial officer or principal accounting officer) stating, as to each signer thereof, that:

                  (i) a review of the activities of the Company during such year and of performance under this Indenture and under the terms of the Securities has been made under his supervision; and

                  (ii) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations and complied with all conditions and covenants under this Indenture and under the terms of the Securities throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is occurring which is, or after notice or lapse of time or both would become, a Default, or if such an event has occurred and is continuing, specifying such event known to him and the nature and status thereof.

                  For purposes of this Section, compliance or default shall be determined without regard to any period of grace or requirement of notice provided for herein.

                  SECTION 5.06. Maintenance of Corporate Existence, Rights and Franchises. So long as any of the Securities shall be Outstanding, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises to carry on its business; provided, however, that nothing in this Section 5.06 shall (i) require the Company to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders, (ii) prevent any consolidation or merger of the Company, or any conveyance or transfer of its property and assets substantially as an entirety to any person, permitted by Article Ten, (iii) prevent the liquidation or dissolution of the Company after any conveyance or transfer of its property and assets substantially as an entirety to any person permitted by Article Ten.


                                   ARTICLE SIX

                Holders' Lists and Reports by Trustee and Company

                  SECTION 6.01. Company To Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee (i) semiannually, not more than 10 days after each March 1 and September 1, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, any of its Paying Agents (other than the Trustee) or the Security Registrar, if other than the Trustee, as to the names and addresses of the Holders of Securities as of such March 1 and September 1, as the case may be, and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is requested to be furnished; provided, however, that if and so long as the Trustee is the Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

                  SECTION 6.02. Preservation of Information; Communications to Holders. (i) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in Section 6.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as the Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

                  (ii) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                  (a) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(i); or

                  (b) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (iii) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 6.02(ii), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(ii).

                  SECTION 6.03. Reports by Trustee. (i) Within 60 days after May l5 of each year commencing with the year 1997, the Trustee shall mail to each Holder reports concerning the Trustee and its action under the Indenture as may be required pursuant to Section 313(a) of the Trust Indenture Act if and to the extent and in the manner provided pursuant thereto. The Trustee shall also comply with the other provisions of Section 313 of the Trust Indenture Act.

                  (ii) Reports pursuant to this Section shall be transmitted by mail (1) to all Holders of Registered Securities, as their names and addresses appear in the Security Register and (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, and (3) except in the cases of reports under Section 313(b)(2) of the Trust Indenture Act, to each Holder of a Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 6.02(i).

                  (iii) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which any Securities are listed, and also with the Commission. The Company will notify the Trustee when any Securities are listed on any securities exchange.

                  SECTION 6.04.  Reports by Company.  The Company
will:

                  (i) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) transmit by mail to Holders of Securities, in the manner and to the extent provided in Section 6.03(ii), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (i) and (ii) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE SEVEN

                                    Remedies

                  SECTION 7.01. Events of Default. "Event of Default", with respect to any series of Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series:

                  (i) the entry of a decree or order by a court having jurisdiction in the premises granting relief in respect of the Company in an involuntary case under the Federal Bankruptcy Code, adjudging the Company a bankrupt, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or of substantially all of its properties, or ordering the winding up or liquidation of its affairs under any such law, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (ii) the institution by the Company of proceedings to be adjudicated a bankrupt, or the consent of the Company to the institution of bankruptcy proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State bankruptcy, insolvency or similar law, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Company, or of substantially all of its properties under any such law; or

         (iii) any other Event of Default provided with respect to Securities of that series.

                  SECTION 7.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to any series of Securities for which there are Securities Outstanding occurs and is continuing, then, and in every such case, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal of all the Securities of such series (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration the same shall become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences, and any Event of Default giving rise to such declaration shall not be deemed to have occurred, if:

                  (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                      (a) all overdue installments of interest on all Securities of such series;

                      (b) the principal of and premium, if any, on any
                  Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series;

                      (c) to the extent that payment of such interest is
                  lawful, interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series; and

                      (d) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, the Security Registrar, any Paying Agent, and their agents and counsel and all other amounts due the Trustee under Section 8.07.

                  (ii) all other Defaults with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.13.

                  No such recession shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

                  (i) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (ii) default is made in the payment of the principal of or premium, if any, on any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security or coupon appertaining thereto, if any, the whole amount then due and payable on any such Security or coupon for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest shall be lawful) upon overdue installments of interest, at the rate or rates prescribed therefor by the terms of any such Security; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                  If a Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 7.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07) and of the Holders allowed in such judicial proceeding; and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

                  SECTION 7.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or under the Securities of any series, or coupons (if any) appertaining thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or coupons appertaining thereto or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 8.07, be for the ratable benefit of the Holders of the Securities of such series and coupons appertaining thereto in respect of which such judgment has been recovered.

                  SECTION 7.06. Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities of such series or coupons appertaining thereto, if any, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under Section 8.07;

                  SECOND: Subject to Article Fourteen, to the payment of the amounts then due and unpaid upon the Securities of such series and coupons for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on Securities of such series and coupons, if any, for principal, premium, if any, and interest, respectively. The Holders of each series of Securities denominated in ECU, any other composite currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Exchange Rate as of the Business Day immediately preceding the date of payment; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

                  SECTION 7.07. Limitation on Suits. No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Trustee of a continuing Default with respect to Securities of such series;

                  (ii) the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of such series.

                  The following events shall be "Defaults" with respect to any series of Securities under this Indenture:

                  (a) an Event of Default with respect to such series specified in Section 7.01; or

                  (b) default in the payment of the principal of or premium, if any, on any Security of such series at its Maturity; or

                  (c) default in the payment of any interest upon any Security of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (d) failure on the part of the Company duly to observe or perform any of the other covenants or agreements on its part in the Securities of such series or in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series) and continuance of such failure for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given by registered mail to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of such series at the time Outstanding; or

                  (e) any other Default provided with respect to Securities of that Series.

                  SECTION 7.08. Unconditional Right of Holders To Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.07) interest on such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repayment on the Redemption Date or Repayment
Date) and to institute suit for the enforcement of such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 7.09. Restoration of Rights and Remedies. If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 7.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, lost, destroyed or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 7.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 7.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (ii) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction,

                  (iii) subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability, and

                  (iv) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 7.13. Waiver of Past Defaults. The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default not theretofore cured

                  (i) in the payment of the principal of, premium, if any, or interest on any Security of such series, or

                  (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 7.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of Securities or coupons for the enforcement of the payment of the principal of, premium, if any, or interest on any Security or payment of any coupon on or after the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).

                  SECTION 7.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the

Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE EIGHT

                                   The Trustee

                  SECTION 8.01. Certain Duties and Responsibilities. (i) Except during the continuance of a Default with respect to any series of Securities:

                  (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee with respect to such series; and

                  (b) in the absence of bad faith on its part, the Trustee may conclusively rely with respect to such series, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificate or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform as to form to the requirements of the Indenture.

                  (ii) In case a Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (iii) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (a) this Subsection shall not be construed to limit the effect of Subsection (i) of this Section;

                  (b) the Trustee shall not be liable for any error or judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such series.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (iv) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 8.02. Notice of Default. Within 90 days after the occurrence of any Default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series entitled to receive reports pursuant to Section 6.03(ii) notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security of such series, or any related coupons or in the payment of any sinking fund installment with respect to Securities of such series the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided further that in the case of any default of the character specified in Section 7.07(d) with respect to Securities of such series, no such notice to Holders of Securities of such series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time, or both, would become, a Default or an Event of Default with respect to Securities of such series.

                  SECTION 8.03. Certain Rights of Trustee. Except as otherwise provided in Section 8.01:

                  (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (iv) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, security or other paper or document, but the Trustee, in its discretion, may make further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney and, if so requested to do so by any of the Holders, at the sole cost and expense of the Holders;

                  (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (viii) in the event that the Trustee is also acting as Paying Agent, Authenticating Agent or Security Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Eight shall also be afforded to such Paying Agent, Authenticating Agent or Security Registrar;

                  (ix) the Trustee shall not be charged with knowledge of any Default unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of such Default or (2) written notice of such Default shall have been given to the Trustee by the Company or any Holder; and

                  (x) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION 8.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the

Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 8.05. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 8.08 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 8.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 8.07. Compensation and Reimbursement. The Company agrees

                  (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

                  Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in 7.01, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

                  The obligations of the Company set forth in this Section 8.07 and any lien arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations pursuant to Article Eleven of this Indenture and the termination of this Indenture and the repayment of the Securities whether at the Stated Maturity or otherwise.

                  SECTION 8.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of
Section 310 of the Trust Indenture Act, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to the indentures relating to Existing Subordinated Indebtedness or to the Securities of any series by virtue of being Trustee with respect to the Securities of any particular series of Securities other than that series.

                  SECTION 8.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee with respect to each series of Securities hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal or State authority; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 8.09 shall be automatically deemed amended to permit a corporation organized and doing business under the laws of any such jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company may serve as Trustee. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 8.10. Resignation and Removal; Appointment of Successor. (i) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 8.11.

                  (ii) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series.

                  (iii) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (iv) If at any time:

                  (a) the Trustee shall fail to comply with Section 8.08 with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

                  (b) the Trustee shall cease to be eligible under Section 8.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

                  (c) the Trustee shall become incapable of acting with respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee with respect to such series, or (2) subject to Section 7.14, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

                  (v) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section
8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and to that extent supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner hereinafter provided, any Holder who has been A bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

                  (vi) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities of such series as their names and addresses appear in the Security Register and, if Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment for the Securities of such series located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Principal Corporate Trust Office.

                  SECTION 8.11. Acceptance of Appointment by Successor. (i) In the case of the appointment hereunder of a successor Trustee with respect to any series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all or any series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to all or any such series; but, on request of the Company or such successor Trustee, such retiring Trustee shall upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of such retiring Trustee with respect to all or any such series; and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided in Section 8.07.

                (ii) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (b) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(c) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to its lien, if any, provided for in Section 8.07.

                  (iii) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (i) or (ii) of this Section, as the case may be.

                  (iv) No successor Trustee with respect to a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to such series under this Article.

                  SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 8.13. Preferential Collection of Claims against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of any claim as a creditor against the Company (or any such other obligor). A Trustee that has resigned or been removed shall be subject to and comply with said Section 311 to the extent required thereby.

                  SECTION 8.14. Appointment of Authenticating Agents. The Trustee may appoint an Authenticating Agent or

Agents, which may include any Affiliate of the Company, with respect to one or more series of Securities. Such Authenticating Agent or Agents at the option of the Trustee shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication or the delivery of Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent, a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of Securities to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or State authority. Notwithstanding the foregoing, an Authenticating Agent located outside the United States may be appointed by the Trustee if previously approved in writing by the Company and if such Authenticating Agent meets the minimum capitalization requirements of this Section 8.14. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating

Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                            THE CHASE MANHATTAN BANK, as
                                            Trustee,


                                              by________________________________
                                                     As Authenticating Agent


                                              by

                                                  ______________________________
                                                        Authorized Officer


                                  ARTICLE NINE

                             Supplemental Indentures

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holder of any Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (i) to evidence the succession of another corporation or Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

                  (ii) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 8.11; or

                  (iii) to add to the covenants of the Company, for the benefit of the Holders of Securities of all or any series of Securities or coupons (and if such covenants are to be for the benefit of less than all series of Securities or coupons, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

                  (iv) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under the Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect, or

                  (v) to add any additional Defaults or Events of Default with respect to all or any series of the Securities (and, if such Default or Event of Default is applicable to less than all series of Securities, specifying the series to which such Default or Event of Default is applicable); or

                  (vi) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                  (vii) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination
         (a) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision or (b) shall not apply to any Securities Outstanding; or

                  (viii) to establish the form or terms of Securities of any series as permitted by Sections 2.02 and 3.01, or

                  (ix) to add to or change any provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities convertible into other securities; or

                  (x) to evidence any changes to Section 8.09 as permitted by the terms thereof; or

                  (xi) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of Securities of any series or any appurtenant coupons in any material respect.

                  SECTION 9.02. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture or indentures (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of each such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby;

                  (i) change the Maturity of the principal of, or the Stated Maturity of any installment of interest (or premium, if any) on, any Security, or reduce the principal amount thereof or any premium thereon or the rate of interest thereon, or change the obligation of the Company to pay additional amounts pursuant to Section 5.04 (except as contemplated by Section 10.01(i) and permitted by Section 9.01), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02, or change the method of calculating interest thereon or the coin or currency in which any Security (or premium, if any, thereon) or the interest thereon is payable, or reduce the minimum rate of interest thereon, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date);

                  (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver of certain defaults hereunder and their consequences provided for in this Indenture or reduce the requirements of Section 16.04 for a quorum;

                  (iii) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in
         Section 5.02; or

                  (iv) modify any of the provisions of this Section or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by and complies with this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this

Article shall conform to the requirements of the TIA as then in effect.

                  SECTION 9.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                  SECTION 9.07. Subordination Unimpaired. No supplemental indenture executed pursuant to this Article shall directly or indirectly modify the provisions of Article Fourteen in any manner which might alter the subordination of the Securities.


                                   ARTICLE TEN

                  Consolidation, Merger, Conveyance or Transfer

                  SECTION 10.01. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless

                  (i) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including all additional amounts, if any, payable pursuant to Section 5.04) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (ii) immediately after giving effect to such transaction, no Default, and no event which, after notice or lapse of time, or both, would become a Default, shall have happened and be continuing; and

                  (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 10.02. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and may be dissolved, wound up and liquidated at any time thereafter.


                                 ARTICLE ELEVEN

                           Satisfaction and Discharge

                  SECTION 11.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments thereon and any right to receive additional amounts, as provided in Section 5.04), and the Trustee, on receipt of a Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (i) either

                      (a) all Securities theretofore authenticated and
                  delivered (other than (1) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has not been waived as provided in Section 3.05, (2) coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 4.06, (3) coupons appertaining to Bearer Securities surrendered for repayment pursuant to
                  Section 15.03 and maturing after the Repayment Date, whose surrender has been waived as provided in Section 15.03, (4) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 3.06, and (5) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03) have been delivered to the Trustee for cancelation; or

                           (b) all such Securities not theretofore delivered to
                  the Trustee for cancelation

                               (1) have become due and payable, or

                               (2) will become due and payable at their
                           Maturity within one year, or

                               (3) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (b) (1), (2) or (3) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount (said amount to be immediately due and payable to the Holders) sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancelation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Maturity or Redemption Date, as the case may be;

                  (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

              (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.07 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (i) of this Section, the obligations of the Trustee under Section 11.02 and the last paragraph of Section 5.03 shall survive. The Trustee may give notice at the Company's expense to the Holders of Securities Outstanding of the immediate availability of the amount referred to in clause (i) of this Section 11.01. Funds held pursuant to this Section shall not be subject to the provisions of Article Fourteen.

                  SECTION 11.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 5.03, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 11.03. Reinstatement. If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 11.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 11.01 until such time as the Trustee or any Paying Agent is permitted to apply all such money in accordance with Section 11.02.

                                 ARTICLE TWELVE

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors

                  SECTION 12.01. Exemption from Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.


                                ARTICLE THIRTEEN

                                  Sinking Funds

                  SECTION 13.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section
3.01 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 13.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  SECTION 13.02. Satisfaction of Sinking Fund Payments with Securities. The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto and (ii) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 13.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee and the Security Registrar an Officers' Certificate specifying (i) the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, (ii) the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 13.02, and (iii) that none of such Securities has theretofore been so credited and stating the basis for such credit, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each sinking fund payment date the Security Registrar shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 4.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 4.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 4.06 and 4.07 and shall be subject to Section 4.08.


                                ARTICLE FOURTEEN

                           Subordination of Securities

                  SECTION 14.01. Agreement To Subordinate. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Security by his acceptance thereof, likewise covenants and agrees, that the payment of the principal and premium, if any, and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness and, subject to the provisions of Section 14.09, General Obligations of the Company.

                  SECTION 14.02. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities. Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities and the Holders thereof (and, upon the General Obligations and the creditors in respect thereof with respect to the Securities and the Holders thereof) by a lawful plan of reorganization under applicable bankruptcy law);

                  (i) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in accordance with the terms of such Senior Indebtedness of the principal thereof, premium, if any, and the interest due thereon (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency, or similar law now or hereafter in effect) before the Holders of the Securities are entitled to receive any payment upon the principal of or premium, if any, or interest on indebtedness evidenced by the Securities;

                  (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fourteen, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, in accordance with the priorities then existing among holders of Senior Indebtedness for payment of the aggregate amounts remaining unpaid on account of the principal of and premium, if any, and interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency or similar law now or hereafter in effect) on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; it being understood that if the Holders of Securities shall fail to file a proper claim in the form required by any proceeding referred to in this subparagraph (ii) prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness are hereby authorized to file an appropriate claim or claims for and on behalf of the Holders of Securities in the form required in any such proceeding (as are the creditors in respect of General Obligations in the event Section 14.09 is applicable); and

                  (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinate to the payment of the Securities, shall be received by the Trustee or Holders of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full and no such payments or distributions to holders of such Senior Indebtedness to which the Holders of the Securities would be entitled except for the provisions hereof of cash, property or securities otherwise distributable to the Senior Indebtedness shall, as between the Company, its creditors, other than the holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Securities. It is understood that the provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness (and, in the case of Section 14.09, the Holders of the Securities, on the one hand, and creditors in respect of General Obligations) on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors, other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute (and which, subject to the rights under this Article Fourteen of the holders of the Senior Indebtedness and the rights under Section 14.09 of creditors in respect of General Obligations, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms or to affect the relative rights of the Holders of the Securities and creditors of the Company, other than the holders of the Senior Indebtedness and creditors in respect of General Obligations, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness and under Section 14.09 of creditors in respect of General Obligations in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 8.01, and the Holders of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company and the creditors in respect of General Obligations, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen. In the absence of any such liquidating trustee, agent or other person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) or a creditor in respect of General Obligations as evidence that such Person is a holder of Senior Indebtedness (or is such a trustee or representative) or a creditor in respect of General Obligations, as the case may be. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness or a creditor in respect of General Obligations, to participate in any payment or distribution pursuant to this Section or Section 14.09, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or General Obligations held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section or Section 14.09, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  The obligations of the Company in respect of the Securities shall rank on a parity with the Existing Subordinated Indebtedness and any other obligations of the Company ranking on a parity with the Securities.

                  With respect to the holders of Senior Indebtedness or creditors in respect of General Obligations, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness or creditors in respect of General Obligations shall be read into this Indenture against the Trustee. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or creditors in respect of General Obligations, and shall not be liable to any such holders or creditors if it shall mistakenly pay over or distribute to or on behalf of Holders of Securities or the Company moneys or assets to which any holders of Senior Indebtedness or creditors in respect of General Obligations shall be entitled by virtue of this Article Fourteen.

                  SECTION 14.03. Payments on Securities Prohibited During Event of Default under Senior Indebtedness. In the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Indebtedness beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal of, or premium or interest on the Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities, shall be made by the Company.

                  SECTION 14.04. Payments on Securities Permitted. Nothing contained in this Indenture or in any of the Securities shall (i) impair, as between the Company and Holders of Securities, the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 14.02, 14.03, 14.08 and 14.09, payments of principal of or premium, if any, or interest (including interest accruing subsequent to the commencement of any proceeding for the bankruptcy or reorganization of the Company under any applicable bankruptcy, insolvency or similar law now or hereafter in effect) on the Securities, as and when the same shall become due and payable in accordance with the terms of the Securities, (ii) affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness of the Company and the creditors in respect of General Obligations, (iii) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default thereunder, subject to the rights, if any, under Article Fourteen of the holders of Senior Indebtedness and the creditors in respect of General Obligations in respect of cash, property or securities of the Company received upon the exercise of such remedy, or (iv) prevent the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to the payment of or on account of the principal of or premium, if any, or interest on the Securities or prevent the receipt by the Trustee or any Paying Agent of such moneys, if, prior to the second Business Day prior to such deposit, the Trustee or such Paying Agent did not have written notice of any event prohibiting the making of such deposit by the Company.

                  SECTION 14.05. Authorization of Holders to Trustee To Effect Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  SECTION 14.06. Notice to Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, but subject to Section 14.04 hereof, neither the Trustee nor any Paying Agent shall be charged with knowledge of the existence of any Senior Indebtedness or General Obligations or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received written notice thereof from the Company or from the holder of any Senior Indebtedness or from the representative of any such holder or from any creditor in respect of General Obligations.

                  SECTION 14.07. Right of Trustee To Hold Senior Indebtedness or General Obligations. The Trustee shall be entitled to all of the rights set forth in this Article in respect of any Senior Indebtedness or General Obligation at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness or creditor in respect of such General Obligation and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder or creditor.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.07.

                  SECTION 14.08. Article Fourteen Not To Prevent Defaults or Events of Default. The failure to make a payment pursuant to the Securities by reason of any provision in this Article shall not be construed as preventing the occurrence of a Default or an Event of Default.

                  SECTION 14.09. Securities To Rank Pari Passu with Existing Subordinated Indebtedness; Payment of Proceeds in Certain Cases. (i) Subject to the provisions of this Section and to any provisions established or determined with respect to Securities of any series pursuant to Section 3.01, the Securities shall rank pari passu in right of payment with the Existing Subordinated Indebtedness.

                  (ii) Upon the occurrence of any of the events specified in the first paragraph of Section 14.02, the provisions of that Section and the corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any Existing Subordinated Indebtedness shall be given effect on a pro rata basis to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Indebtedness, on the one hand, and the Holders of the Securities and holders of Existing Subordinated Indebtedness, on the other hand.

                  (iii) If, after giving effect to the provisions of Section 14.02, and the respective corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any Existing Subordinated Indebtedness on such pro rata basis, any amount of cash, property or securities shall be available for payment or distribution in respect of the Securities ("Excess Proceeds"), and any creditors in respect of General Obligations shall not have received payment in full of all amounts due or to become due on or in respect of such General Obligations (and provision shall not have been made for such payment in money or money's worth), then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of General Obligations) to pay or provide for the payment of the General Obligations remaining unpaid, to the extent necessary to pay all General Obligations in full, after giving effect to any concurrent payment or distribution to or for creditors in respect of General Obligations. Any Excess Proceeds remaining after payment (or provision for payment) in full of all General Obligations shall be available for payment or distribution in respect of the Securities.

                  (iv) In the event that, notwithstanding the foregoing provisions of subsection (iii) of this Section, the Trustee or Holder of any Security shall, in the circumstances contemplated by such subsection, have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all General Obligations are paid in full or payment thereof duly provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event, subject to any obligation that the Trustee or such Holder may have pursuant to Section 14.02, such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for payment in accordance with subsection (iii).

                  (v) Subject to the payment in full of all General Obligations, the Holder of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of General Obligations and is entitled to like rights of subrogation) to the rights of the creditors in respect of General Obligations to receive payments or distributions of cash, property or securities applicable to the General Obligations until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to creditors in respect of General Obligations of any cash, property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to creditors in respect of General Obligations by Holders of Securities or the Trustee, shall, as among the Company, its creditors (other than creditors in respect of General Obligations) and the Holders of Securities be deemed to be a payment or distribution by the Company to or on account of the Securities.

                  (vi) The provisions of subsections (iii), (iv) and (v) of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the creditors in respect of General Obligations, on the other hand, after giving effect to the rights of the holders of Senior Indebtedness, as provided in this Article. Nothing contained in subsections (iii), (iv) and (v) of this Section is intended to or shall affect the relative rights against the Company of the Holders of the Securities and (a) the holders of Senior Indebtedness, (b) the holders of Existing Subordinated Indebtedness or (c) other creditors of the Company other than creditors in respect of General Obligations.


                                 ARTICLE FIFTEEN

                       Repayment at the Option of Holders

                  SECTION 15.01. Applicability of Article. Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Securities of such series) in accordance with this Article.

                  SECTION 15.02. Repayment of Securities. Each Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 3.01.

                  SECTION 15.03. Exercise of Option; Notice. Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date; provided, however, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 5.02. Such notice, which shall be irrevocable, shall specify the principal amount of such Security to be repaid, which shall be equal to the minimum authorized denomination for such Security or an integral multiple thereof, and shall identify the Security to be repaid and, in the case of a partial repayment of the Security, shall specify the denomination or denominations of the Security or Securities of the same series to be issued to the Holder for the portion of the principal of the Security surrendered which is not to be repaid.

                  If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 5.02.

                  The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series and tenor of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

                  The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series and tenor of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Security so surrendered which is not to be repaid; provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States federal income tax laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer adverse consequences under the United States federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Securities shall relate, in the case of any Security repaid or to be repaid only in part, to the portion of the principal of such Security which has been or is to be repaid.

                  SECTION 15.04. Election of Repayment by Remarketing Entities. The Company may elect, with respect to Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Securities of such series from the Holders thereof who give notice and surrender their Securities in accordance with Section 15.03.

                  SECTION 15.05. Securities Payable on the Repayment Date. Notice of exercise of the option of repayment having been given and the Securities so to be repaid having been surrendered as aforesaid, such Securities shall, unless purchased in accordance with Section 15.04, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Securities shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price, in which case the Company shall continue to be obligated for the principal amount of such Securities and shall be obligated to pay interest on such principal amount at the rate prescribed therefor by such Securities from time to time until payment in full of such principal amount.

                                 ARTICLE SIXTEEN

                        Meetings of Holders of Securities

                  SECTION 16.01. Purposes for Which Meetings May Be Called. If Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                  SECTION 16.02. Call, Notice and Place of Meetings. (i) The Trustee may at any time call a meeting of Holders of Securities of any series issuable in whole or in part as Bearer Securities for any purpose specified in
Section 16.01, to be held at such time and at such place in the City of Columbus, Ohio, the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         (ii) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any such series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 16.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the City of Columbus, Ohio, the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (i) of this Section.

                  SECTION 16.03. Persons Entitled To Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or
(2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  SECTION 16.04. Quorum, Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such greater percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 16.02(i), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  Except as limited by the provisos to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of the series; provided, however, that, except as limited by the provisos to Section 9.02, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of a greater percentage in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of such greater percentage in principal amount of the Outstanding Securities of that series; and provided further that, except as limited by the provisos to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

                  SECTION 16.05. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.04 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 16.02(ii), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

                  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 16.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

                  SECTION 16.06. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 16.02 and, if applicable, Section 16.04. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                ARTICLE SEVENTEEN

                                  Miscellaneous

                  SECTION 17.01. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  The Chase Manhattan Bank hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                          BANC ONE CORPORATION,


                                            by__________________________________



Attest:

________________________                                        [CORPORATE SEAL]


                                          THE CHASE MANHATTAN BANK,
                                           Trustee,

                                            by__________________________________

Attest:

________________________                                        [CORPORATE SEAL]

STATE OF OHIO,     )
                   ) ss.:
COUNTY OF FRANKLIN )


                  On this          day of February, 1997, before me personally
came to me known,                            , who, being by me duly sworn, did
depose and say that he resides at                 ; that he is Treasurer of BANC
ONE CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  ____________________________
                                                          Notary Public
[Notarial Seal]

STATE OF NEW YORK, )
                   ) ss.:
COUNTY OF NEW YORK,)


                  On this         day of February, 1997 before me personally
appeared                           , to me known, who, being by me duly sworn,
did depose and say that he resides at                       ; that he is a
                       of THE CHASE MANHATTAN BANK, one of the parties described in and which executed the foregoing instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  __________________________
                                                         Notary Public
[Notarial Seal]